                              SUBJECT TO REVISION

                   SERIES TERM SHEET DATED SEPTEMBER 8, 1998

                                  $545,180,000

                       FIRST USA CREDIT CARD MASTER TRUST
  $500,000,000 CLASS A FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1998-8
   $45,180,000 CLASS B FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1998-8

                              FIRST USA BANK, N.A.
                            TRANSFEROR AND SERVICER
                         ------------------------------

     THE OFFERED CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR RECOURSE OBLIGATIONS OF FIRST USA BANK, N.A. OR ANY AFFILIATE THEREOF. AN OFFERED CERTIFICATE IS NOT A DEPOSIT AND NEITHER THE OFFERED CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE OFFERED CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERED CERTIFICATES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.
                         ------------------------------

                           CREDIT SUISSE FIRST BOSTON

                                SUMMARY OF TERMS

     This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-8 Supplement to the Pooling and Servicing Agreement (as amended, the "Pooling and Servicing Agreement") between First USA Bank, N.A. (the "Bank"), as transferor (in such capacity, the "Transferor") and servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee").

Type of Securities............    Class A Floating Rate Asset Backed
                                    Certificates, Series 1998-8 (the "Class A
                                    Certificates") and Class B Floating Rate
                                    Asset Backed Certificates, Series 1998-8
                                    (the "Class B Certificates" and, together with the Class A Certificates, the "Offered Certificates").

Trust Assets..................    The property of the First USA Credit Card
                                    Master Trust (the "Trust") includes and will include receivables (the "Receivables") arising under certain VISA(R) and MasterCard(R)* revolving credit card accounts (the "Accounts") selected by the Transferor from a portfolio of VISA and MasterCard accounts owned by the Transferor, all monies due or to become due in payment of the Receivables, all proceeds of the Receivables and all monies on deposit in certain bank accounts of the Trust (other than certain investment earnings on such amounts), Recoveries and any enhancement issued with respect to any series issued from time to time by the Trust (each, a "Series") which will consist of one or more classes of certificates. The benefits of any enhancement issued with respect to any other Series will not be available for the benefit of the holders of the Certificates and the holders of the certificates of other Series will not be entitled to the benefits of any enhancement for this Series.

Trustee.......................    The Bank of New York (Delaware).

Certificateholders'
   Interest...................    Each of the Offered Certificates represents an
                                    undivided interest in the Trust. The Trust's assets will be allocated among the Class A Certificateholders (the "Class A Certificateholders' Interest"), the Class B Certificateholders (the "Class B Certificateholders' Interest," and together with the Class A Certificateholders' Interest, the "Investor Interest"), the Excess Collateral Holders (the "Excess Collateral Holders' Interest"), the holders of other Series previously issued or issued at some future time pursuant to the Pooling and Servicing Agreement and the applicable series supplements to the Pooling and Servicing Agreement (each, a "Supplement") and the Transferor (the "Transferor Interest"), as described below.

---------------
* VISA(R) and MasterCard(R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                                  The aggregate principal amount of the Class A
                                    Certificateholders' Interest and the Class B
                                    Certificateholders' Interest will, except as otherwise provided herein, remain fixed at $500,000,000 (the "Class A Invested Amount") and $45,180,000 (the "Class B Invested Amount"), respectively. The principal amount of the Transferor Interest will fluctuate as the amount of Receivables in the Trust changes from time to time.

                                  The "Excess Collateral Amount" in the initial
                                    amount of $57,230,000 (which amount
                                    represents 9.5% of the sum of the initial
                                    Class A Invested Amount, the initial Class B
                                    Invested Amount and the initial Excess
                                    Collateral Amount) constitutes enhancement for the Offered Certificates. Allocations will be made to the Excess Collateral Amount and the Excess Collateral Holders will have voting and certain other rights of a subordinated class of certificates. The Excess Collateral together with the Offered Certificates are referred to herein as the "Certificates."

                                  The Class A Certificates will represent the
                                    right to receive from the assets of the
                                    Trust allocated to the Class A
                                    Certificateholders' Interest funds up to
                                    (but not in excess of) the amounts required to make payments of interest on the Class A Certificates at the Class A Certificate Rate, and the payment of principal during the amortization period to the extent of the Class A Invested Amount (which may be less than the aggregate unpaid principal amount of the Class A Certificates, in certain circumstances).

                                  The Class B Certificates will represent the
                                    right to receive from the assets of the
                                    Trust allocated to the Class B
                                    Certificateholders' Interest funds up to
                                    (but not in excess of) the amounts required to make payments of interest on the Class B Certificates at the Class B Certificate Rate, and the payment of principal during the amortization period, following the final principal payment of the Class A Invested Amount to the holders of the Class A Certificates, to the extent of the Class B Invested Amount (which may be less than the aggregate unpaid principal amount of the Class B Certificates, in certain circumstances, if there has been a reduction of the Class B Invested Amount).

Receivables...................    The aggregate amount of Receivables in the
                                    Accounts (including the amount of
                                    Receivables in the additional Accounts added to the Trust on August 4, 1998 and September 3, 1998), as of the close of business on July 31, 1998, was $31,400,427,503, comprised of $30,444,107,950 of principal
                                    Receivables and $956,319,553 of finance
                                    charge Receivables.

Interest......................    Class A Certificate Rate: One-month LIBOR
                                  plus     %.
                                  Class B Certificate Rate: One-month LIBOR
                                  plus     %.

Interest Payment Dates........    Interest on the Certificates will be
                                    distributed on the 18th day of each calendar
                                    month or, if such day is not a business day,
                                    on the next succeeding business day (each, a
                                    "Distribution Date"), commencing October 19,
                                    1998, in an amount equal to the product of
                                    (a) the actual number of days in the related
                                    Interest Period divided by 360, (b) the
                                    Class A Certificate Rate or the Class B
                                    Certificate Rate, as applicable, and (c) the
                                    outstanding principal amount of the Class A
                                    Certificates or the outstanding principal
                                    amount of the Class B Certificates, as
                                    applicable, as of the last day of the
                                    preceding calendar month. The "Interest
                                    Period" with respect to any Distribution
                                    Date will be the period from the previous
                                    Distribution Date through the day preceding
                                    such Distribution Date, except that the
                                    initial Interest Period will be the period
                                    from the Closing Date through the day
                                    preceding the initial Distribution Date.
                                    "LIBOR" means the London interbank offered
                                    quotations for one-month United States
                                    dollar deposits prevailing on the date that
                                    LIBOR is determined. The Trustee will
                                    determine LIBOR on September   , 1998 for
                                    the period from the Closing Date through October 18, 1998 and on the second business day prior to each Distribution Date thereafter for the period from and including such Distribution Date through the day preceding the next succeeding Distribution Date.

Principal.....................    The principal of the Class A Certificates and
                                    the Class B Certificates is scheduled to be paid on the Class A Expected Final Payment Date and the Class B Expected Final Payment Date, respectively, but may be paid earlier or later under certain circumstances.

Class A Expected Final
   Payment Date...............    The September 2005 Distribution Date.

Class B Expected Final
   Payment Date...............    The September 2005 Distribution Date.

Stated Series Termination
   Date.......................    The final distribution of principal and
                                    interest on the Certificates will be made no later than the May 2008 Distribution Date (the "Stated Series Termination Date"). After the Stated Series Termination Date, the Trust will have no further obligation to pay principal or interest on the Certificates.

Subordination of the Class B
   Certificates and the
   Excess Collateral..........    The Class B Certificateholders' Interest will
                                    be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates. In addition, the Excess Collateral Holders' Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates and the Class B Certificates. If the Excess Collateral Amount is reduced to zero, the Class B Certificateholders will bear directly the credit and other risks associated with their undivided interest in the

                                    Trust. To the extent the Class B Invested
                                    Amount is reduced, the percentage of
                                    collections of finance charge Receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced.

ERISA Considerations..........    If certain conditions are satisfied, including
                                    that upon completion of the public offering thereof, interests in a class of Offered Certificates are held by 100 or more persons independent of the Transferor and each other, such class of Offered Certificates would qualify as "publicly-offered securities" for purposes of the "plan assets regulation" issued by the Department of Labor. The Underwriter currently does not expect either class of Offered Certificates to qualify as publicly-offered securities and, accordingly, neither class of Offered Certificates may be purchased by employee benefit plans (or entities deemed to hold assets of such plans, including without limitation any insurance company general account deemed to hold plan assets by reason of a plan's investment in the general account).

Certificate Ratings...........    It is a condition to the issuance of the Class
                                    A Certificates that they be rated in the highest rating category by at least one nationally recognized statistical rating organization (each such rating organization, a "Rating Agency").

                                  It is a condition to the issuance of the Class
                                    B Certificates that they receive a rating of at least "A" or its equivalent by at least one Rating Agency.

Listing.......................    Application will be made to list the Offered
                                    Certificates on the Luxembourg Stock
                                    Exchange.

                              RECENT DEVELOPMENTS

     The Bank converted to a national bank charter on July 1, 1998 and is now named "First USA Bank, National Association." Concurrently with this charter conversion, all consumer VISA and MasterCard credit card accounts previously held by other bank subsidiaries of BANC ONE CORPORATION ("BANC ONE") were consolidated in the Bank, which also replaced Bank One, N.A. as seller/servicer for the Banc One Credit Card Master Trust and for Banc One Funding Corporation, two other BANC ONE credit card securitization vehicles. As a result of the merger of First USA, Inc. with and into BANC ONE on June 27, 1997, the Bank is now an indirect wholly-owned subsidiary of BANC ONE.

     On July 1, 1998, BANC ONE consolidated substantially all of its current consumer credit card operations in the Bank. The Bank added receivables in accounts originated by the Bank, Bank One, N.A., Bank One, Arizona, NA and other affiliates of the Bank to the Trust on July 6, 1998. The Bank may, from time to time, add to the Trust additional Receivables arising in accounts originated by affiliates of the Bank. Each such addition of receivables in accounts originated by the Bank and affiliates of the Bank to the Trust is subject to certain restrictions on additions of Accounts in the Pooling and Servicing Agreement, including satisfaction of the Rating Agency Condition.

     BANC ONE and First Chicago NBD Corporation ("FCN"), together with BANK ONE CORPORATION, formerly BANC ONE CORPORATION (DE) and Hornet Reorganization Corporation, have entered into an Agreement and Plan of Reorganization, dated as of April 10, 1998 (as the same may be amended or otherwise modified from time to time, the "BANC ONE/FCN Agreement"), pursuant to which BANC ONE and FCN will be merged into BANK ONE CORPORATION, a new corporation organized to effect the merger (the "BANC ONE/FCN Merger"). BANK ONE CORPORATION will be the surviving corporation in the BANC ONE/FCN Merger, at which time the separate corporate existence of BANC ONE and FCN will cease. The BANC ONE/FCN Merger is subject to the satisfaction of the terms and conditions stated in the BANC ONE/FCN Agreement, which include the approval of the respective shareholders of BANC ONE and FCN and certain regulatory approvals. Subject to the satisfaction of such terms and conditions stated in the BANC ONE/FCN Agreement, the BANC ONE/FCN Merger is targeted to be completed late in the third quarter or in the fourth quarter of 1998.

     The Bank has entered into an agreement to purchase the credit card portfolio of Chevy Chase Bank, FSB. The portfolio includes approximately $4.9 billion in managed credit card loans and approximately 3.1 million VISA and MasterCard credit card accounts. The purchase, which is expected to be completed by the end of third quarter 1998, is subject to the satisfaction of certain terms and conditions stated in the agreement including regulatory approval. No decision has been made as to whether receivables in the accounts to be acquired from Chevy Chase Bank, FSB will be added at any time to the Trust. Any such addition would be subject to the restrictions on additions of Accounts in the Pooling and Servicing Agreement, which restrictions include, among other things, satisfaction of the Rating Agency Condition. See "Description of the Certificates--Addition of Accounts" in the Prospectus.

                        THE BANK'S CREDIT CARD PORTFOLIO

     The following tables set forth the delinquency and loss experience for each of the periods shown for the portfolio of VISA and MasterCard credit card accounts serviced by the Bank other than certain accounts that were not designated to have their receivables included in the Trust and which represented less than 1% of the accounts serviced by the Bank as of June 30, 1998 (the "Bank Portfolio"). The tables in this Series Term Sheet that present information with respect to the Bank Portfolio do not include the accounts originated by affiliates of the Bank whose consumer credit card operations have been consolidated in the Bank as of July 1, 1998. However, the Bank believes that the inclusion of the Accounts of the affiliates of the Bank added to the Trust on July 6, 1998 would not adversely affect in any material respect the performance of the Bank Portfolio as reflected in the following tables had information with respect thereto been included in such tables. In 1997 the Bank changed its charge-off policy to align it with that of BANC ONE. For the Trust, this change in charge-off policy was implemented over the course of a six month period which began in July 1997 and ended in December 1997. The Bank will now generally charge off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due. Receivables Delinquent 95 or more days and Net Losses in the following tables have been restated to reflect this change in charge-off policy for each of the periods shown.

     As of the close of business on July 31, 1998 the Receivables in the Trust Portfolio (including the Receivables in the additional Accounts added to the Trust on August 4, 1998 and September 3, 1998) represented approximately 97.9% of the Bank Portfolio. The accounts in the Bank Portfolio that are not included in the Trust Portfolio are primarily newly originated accounts with lower delinquency and loss rates than the average accounts in the Trust Portfolio which are generally more seasoned. Therefore, the actual delinquency and loss experience with respect to the Receivables in the Trust Portfolio may be different from that set forth below. There can be no assurance that the delinquency and loss experience for the Trust Portfolio will be similar to the historical experience set forth below because, among other things, economic and financial conditions affecting the ability of cardholders to make payments may be different from those that have prevailed during the periods reflected below.

                             DELINQUENCY EXPERIENCE
                                 BANK PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                                     AS OF DECEMBER 31, (1)
                                              SIX MONTHS ENDED        -----------------------------------------------------
                                                JUNE 30, 1998                   1997                        1996
                                          -------------------------   -------------------------   -------------------------
                                                        PERCENTAGE                  PERCENTAGE                  PERCENTAGE
                                                         OF TOTAL                    OF TOTAL                    OF TOTAL
                                          RECEIVABLES   RECEIVABLES   RECEIVABLES   RECEIVABLES   RECEIVABLES   RECEIVABLES
                                          -----------   -----------   -----------   -----------   -----------   -----------
Receivables Outstanding(2)..............  $29,943,745     100.00%     $28,888,003     100.00%     $22,119,202     100.00%
                                          ===========     ======      ===========     ======      ===========     ======
Receivables Delinquent:
  35-64 days............................  $   371,612       1.24%     $   425,464       1.47%     $   359,275       1.62%
  65-94 days............................      247,057       0.83          275,747       0.96          250,468       1.13
  95 or more days(3)....................      671,056       2.24          584,050       2.02          475,115       2.15
                                          -----------     ------      -----------     ------      -----------     ------
    Total...............................  $ 1,289,725       4.31%     $ 1,285,261       4.45%     $ 1,084,858       4.90%
                                          ===========     ======      ===========     ======      ===========     ======

                                           AS OF DECEMBER 31, (1)
                                          -------------------------
                                                    1995
                                          -------------------------
                                                        PERCENTAGE
                                                         OF TOTAL
                                          RECEIVABLES   RECEIVABLES
                                          -----------   -----------
Receivables Outstanding(2)..............  $17,411,514     100.00%
                                          ===========     ======
Receivables Delinquent:
  35-64 days............................  $   219,240       1.26%
  65-94 days............................      130,088       0.75
  95 or more days(3)....................      231,315       1.32
                                          -----------     ------
    Total...............................  $   580,643       3.33%
                                          ===========     ======

------------

(1) The information set forth in the table above is stated on a basis consistent with the Bank's current fiscal year. The Bank changed its fiscal year end from June 30 to December 31 in connection with the merger of First USA, Inc. with and into BANC ONE.
(2) The Receivables Outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts.
(3) The amount of Receivables Delinquent 95 or more days for each of the periods shown is stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy, which applied during the periods shown above, was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due.

                                LOSS EXPERIENCE
                                 BANK PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                              SIX MONTHS
                                                 ENDED            YEAR ENDED DECEMBER 31, (1)
                                               JUNE 30,     ----------------------------------------
                                                 1998          1997           1996          1995
                                              -----------   -----------   ------------   -----------
Average Receivables Outstanding(2)..........  $29,133,393   $24,918,928   $ 18,986,458   $13,497,080
Gross Charge-Offs(3)........................      806,503     1,350,863        895,267       416,406
Gross Charge-Offs as a percentage of Average
  Receivables Outstanding(4)................         5.58%         5.42%          4.72%         3.09%
Recoveries(5)...............................       79,675       122,234         61,787        23,597
Net Losses(5)...............................      726,828     1,228,629        833,480       392,809
Net Losses as a percentage of Average
  Receivables Outstanding(4)................         5.03%         4.93%          4.39%         2.91%

------------
(1) The information set forth in the table above is stated on a basis consistent with the Bank's current fiscal year. The Bank changed its fiscal year end from June 30 to December 31 in connection with the merger of First USA, Inc. with and into BANC ONE.
(2) Average Receivables Outstanding is the average daily receivables during the periods indicated.
(3) Gross Charge-Offs are principal charge-offs before recoveries and do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods or customer disputes.
(4)  Annualized.
(5) Recoveries are included in the Trust as of July 1, 1996. Net Losses for each of the periods shown are stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy, which applied during the periods shown above, was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due.

SUMMARY OF MONTHLY PAYMENT RATES

     The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank Portfolio during any month in the periods shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal Receivables and finance charge Receivables with respect to the Accounts.

                        CARDHOLDER MONTHLY PAYMENT RATES
                                 BANK PORTFOLIO

                                                      SIX MONTHS
                                                        ENDED           YEAR ENDED DECEMBER 31, (1)
                                                       JUNE 30,        -----------------------------
                                                         1998          1997        1996        1995
                                                      ----------       -----       -----       -----
Lowest Month........................................    13.38%         11.73%      10.16%       9.86%
Highest Month.......................................    15.49          14.99       11.86       11.73
Monthly Average.....................................    14.35          13.03       11.18       10.90

RECEIVABLE YIELD CONSIDERATIONS

     The portfolio yield on the Bank Portfolio for each of the three years contained in the period ended December 31, 1997 and for the six months ended June 30, 1998 is set forth in the table below. The portfolio yields in the table are calculated on an accrual basis. The portfolio yield on Receivables included in the Trust is calculated on a cash basis. Portfolio yields calculated on an accrual basis may differ from portfolio yields calculated on a cash basis due to
(a) a lag between when finance charges and fees are charged to cardholder accounts and when such finance charges and fees are collected and (b) finance charges and fees that are not ultimately collected from the cardholder. However, during the three years contained in the period ended December 31, 1997 and for the six months ended June 30, 1998, portfolio yield on an accrual basis approximated portfolio yield on a cash basis. Portfolio yield on both an accrual and a cash basis will also be affected by numerous factors, including changes in the periodic rates, variations in the rate of payments and new borrowings on the Accounts, the amount of the Annual Membership Fees and Other Charges, changes in the delinquency and loss rates on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur Periodic Finance Charges, which may in turn be caused by a variety of factors, including seasonal variations, the availability of other sources of credit and general economic conditions. Interchange allocated to the Trust with respect to the Receivables may vary from the amounts included in the table below because Interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the Receivables, other than collections with respect to Periodic Finance Charges, Annual Membership Fees and Other Charges, as Discount Receivables.

                                PORTFOLIO YIELD
                                 BANK PORTFOLIO

                                                   SIX MONTHS
                                                     ENDED              YEAR ENDED DECEMBER 31,
                                                    JUNE 30,        --------------------------------
                                                      1998           1997         1996         1995
                                                   ----------       ------       ------       ------
Average account monthly accrued fees and
  charges(1)(2)..................................    $39.56         $39.90       $36.82       $32.35
Average account balance(3).......................     2,822          2,959        2,799        2,580
Portfolio yield from fees and charges(1)(4)......     16.82%         16.18%       15.79%       15.04%

------------
(1) Fees and charges are comprised of Periodic Finance Charges, Interchange, Annual Membership Fees and Other Charges.
(2) Average account monthly accrued fees and charges are presented net of adjustments made pursuant to the Bank's normal servicing procedures, including removal of incorrect or disputed Periodic Finance Charges, and include Interchange.
(3) Average account balance includes Purchases, Cash Advances and accrued and unpaid Periodic Finance Charges, Annual Membership Fees and Other Charges and is calculated based on the average of the month end balances for accounts with balances.
(4)  Annualized.

     The increase in portfolio yield for the years ended December 31, 1996 and December 31, 1997 and for the six months ended June 30, 1998 reflects changes in the overall pricing distribution of the Bank Portfolio. The accounts in the Bank Portfolio that are not included in the Trust Portfolio are primarily newly originated accounts with a greater proportion of Receivables arising pursuant to direct solicitations of low-rate, no annual fee credit cards, with on average a lower introductory rate, than the average accounts in the Trust Portfolio, which are more seasoned. Therefore, the actual portfolio yield with respect to the Receivables in the Trust Portfolio may be different from that set forth above.

                                THE RECEIVABLES

     The Receivables in the Accounts selected from the Bank Portfolio included in the Trust on the basis of criteria set forth in the Pooling and Servicing Agreement (the "Trust Portfolio") (including the additional Accounts added to the Trust on August 4, 1998 and September 3, 1998), as of the close of business on July 31, 1998, consisted of $30,444,107,950 of principal Receivables and $956,319,553 of finance charge Receivables. On the Closing Date, the Transferor
will deposit $          into the Finance Charge Account, which will be applied
as collections of finance charge Receivables received during the initial Monthly Period and allocated to Series 1998-8. The Accounts, including such additional Accounts added or to be added, had an average principal Receivable balance of $1,427 (including accounts with a zero balance) and an average credit limit of $8,441. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was 17.4%.

     As of July 31, 1998, cardholders whose Accounts are included in the Trust Portfolio, including such additional Accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions. As of July 31, 1998, 71% of the Accounts, including such additional Accounts, were premium accounts and 29% were standard accounts, and the aggregate principal Receivable balances of premium accounts and standard accounts, as a percentage of the aggregate total principal Receivables, were 83% and 17%, respectively.

     The following tables summarize the Trust Portfolio (including the additional Accounts added to the Trust on August 4, 1998 and September 3, 1998, certain of which Accounts added to the Trust on July 6, 1998 were originated by affiliates of the Bank) by various criteria as of the close of business on July 31, 1998. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                         COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                                      PERCENTAGE
                                                       OF TOTAL                        PERCENTAGE OF
               ACCOUNT                  NUMBER OF     NUMBER OF        AMOUNT OF      TOTAL AMOUNT OF
            BALANCE RANGE                ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
            -------------               ----------    ----------    ---------------   ---------------
Credit Balance........................     335,049        1.6%      $   (56,542,618)        (0.2%)
No Balance............................   9,694,064       45.5                     0           --
$0.01 to $2,000.00....................   6,290,487       29.5         3,857,066,732         12.3
$2,000.01 to $5,000.00................   2,824,507       13.2         9,803,661,841         31.2
$5,000.01 to $10,000.00...............   1,759,446        8.2        12,174,649,618         38.8
$10,000.01 or More....................     425,349        2.0         5,621,591,930         17.9
                                        ----------      -----       ---------------        -----
          TOTAL.......................  21,328,902      100.0%      $31,400,427,503        100.0%
                                        ==========      =====       ===============        =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                                      PERCENTAGE
                                                       OF TOTAL                        PERCENTAGE OF
                CREDIT                  NUMBER OF     NUMBER OF        AMOUNT OF      TOTAL AMOUNT OF
             LIMIT RANGE                 ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
             -----------                ----------    ----------    ---------------   ---------------
$0.00 to $2,000.00....................   2,068,543        9.7%      $   728,502,644          2.3%
$2,000.01 to $5,000.00................   4,668,439       21.9         5,670,390,711         18.1
$5,000.01 to $10,000.00...............   7,771,787       36.4        12,027,572,624         38.3
$10,000.01 or More....................   6,820,133       32.0        12,973,961,524         41.3
                                        ----------      -----       ---------------        -----
          TOTAL.......................  21,328,902      100.0%      $31,400,427,503        100.0%
                                        ==========      =====       ===============        =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                                      PERCENTAGE
        PERIOD OF DELINQUENCY                          OF TOTAL                        PERCENTAGE OF
         (DAYS CONTRACTUALLY            NUMBER OF     NUMBER OF        AMOUNT OF      TOTAL AMOUNT OF
             DELINQUENT)                 ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
             -----------                ----------    ----------    ---------------   ---------------
Not Delinquent........................  20,678,324       97.0%      $28,739,737,972         91.5%
Up to 34 Days.........................     391,868        1.8         1,441,504,716          4.6
35 to 64 Days.........................      93,197        0.4           396,792,638          1.3
65 to 94 Days.........................      57,102        0.3           260,097,610          0.8
95 or More Days.......................     108,411        0.5           562,294,567          1.8
                                        ----------      -----       ---------------        -----
          TOTAL.......................  21,328,902      100.0%      $31,400,427,503        100.0%
                                        ==========      =====       ===============        =====

                         COMPOSITION OF ACCOUNTS BY AGE
                                TRUST PORTFOLIO

                                                      PERCENTAGE
                                                       OF TOTAL                        PERCENTAGE OF
                                        NUMBER OF     NUMBER OF        AMOUNT OF      TOTAL AMOUNT OF
                 AGE                     ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
                 ---                    ----------    ----------    ---------------   ---------------
Less than or equal to 6 Months........   3,187,844       14.9%      $ 4,220,254,466         13.4%
Over 6 Months to 12 Months............   3,677,708       17.2         5,148,110,850         16.4
Over 12 Months to 24 Months...........   4,597,285       21.6         6,585,760,493         21.0
Over 24 Months to 36 Months...........   2,941,532       13.8         4,965,810,275         15.8
Over 36 Months to 48 Months...........   3,203,866       15.0         4,943,343,436         15.7
Over 48 Months to 60 Months...........   1,568,787        7.4         2,312,904,632          7.4
Over 60 Months........................   2,151,880       10.1         3,224,243,351         10.3
                                        ----------      -----       ---------------        -----
          TOTAL.......................  21,328,902      100.0%      $31,400,427,503        100.0%
                                        ==========      =====       ===============        =====

                     COMPOSITION BY GEOGRAPHIC DISTRIBUTION
                                TRUST PORTFOLIO

                                                          PERCENTAGE
                                                           OF TOTAL                        PERCENTAGE OF
                                            NUMBER OF     NUMBER OF        AMOUNT OF      TOTAL AMOUNT OF
                  STATE                      ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
                  -----                     ----------    ----------    ---------------   ---------------
Alabama...................................     247,091        1.2%          377,273,725          1.2%
Alaska....................................      44,738        0.2            91,407,093          0.3
Arizona...................................     372,035        1.7           565,255,409          1.8
Arkansas..................................     165,491        0.8           242,023,439          0.8
California................................   2,420,361       11.3         4,104,619,635         13.1
Colorado..................................     399,122        1.9           568,725,950          1.8
Connecticut...............................     284,123        1.3           446,251,864          1.4
Delaware..................................      63,910        0.3            88,778,833          0.3
District of Columbia......................      37,167        0.2            62,971,253          0.2
Florida...................................   1,326,783        6.2         1,973,865,124          6.3
Georgia...................................     488,968        2.3           794,329,436          2.5
Hawaii....................................      86,439        0.4           152,902,144          0.5
Idaho.....................................      91,575        0.4           139,731,352          0.4
Illinois..................................     963,298        4.5         1,360,152,133          4.3
Indiana...................................     467,533        2.2           597,258,812          1.9
Iowa......................................      35,050        0.2            38,532,498          0.1
Kansas....................................     188,596        0.9           275,899,705          0.9
Kentucky..................................     355,396        1.7           388,438,051          1.2
Louisiana.................................     354,261        1.7           518,071,661          1.6
Maine.....................................      84,540        0.4           120,742,551          0.4
Maryland..................................     429,839        2.0           703,456,233          2.2
Massachusetts.............................     625,088        2.9           815,903,755          2.6
Michigan..................................     661,356        3.1         1,008,147,199          3.2
Minnesota.................................     293,415        1.4           362,784,965          1.2
Mississippi...............................     143,842        0.7           211,977,139          0.7
Missouri..................................     376,173        1.8           524,652,249          1.7
Montana...................................      75,191        0.4           112,431,657          0.4
Nebraska..................................     121,597        0.6           152,037,545          0.5
Nevada....................................     154,474        0.7           284,817,768          0.9
New Hampshire.............................      96,956        0.5           145,910,092          0.5
New Jersey................................     748,615        3.5         1,106,437,318          3.5
New Mexico................................     126,396        0.6           195,117,575          0.6
New York..................................   1,427,939        6.7         2,168,235,856          6.9
North Carolina............................     458,870        2.2           662,129,377          2.1
North Dakota..............................      44,505        0.2            55,875,823          0.2
Ohio......................................   1,223,018        5.7         1,516,563,781          4.8
Oklahoma..................................     320,507        1.5           453,666,657          1.4
Oregon....................................     305,222        1.4           456,003,119          1.5
Pennsylvania..............................     949,406        4.5         1,171,814,077          3.7
Rhode Island..............................      85,228        0.4           120,833,249          0.4
South Carolina............................     223,099        1.0           309,735,225          1.0
South Dakota..............................      47,032        0.2            65,305,515          0.2
Tennessee.................................     303,468        1.4           401,623,028          1.3
Texas.....................................   1,930,661        9.0         3,043,857,064          9.7
Utah......................................     175,926        0.8           216,201,722          0.7
Vermont...................................      44,518        0.2            64,325,158          0.2
Virginia..................................     519,674        2.4           823,239,097          2.6
Washington................................     517,601        2.4           827,776,146          2.6
West Virginia.............................     151,205        0.7           204,622,458          0.7
Wisconsin.................................     183,149        0.9           167,814,800          0.5
Wyoming...................................      39,888        0.2            56,575,764          0.2
Other U.S. territories and possessions....      48,567        0.2            83,325,424          0.3
                                            ----------      -----       ---------------        -----
         TOTAL............................  21,328,902      100.0%      $31,400,427,503        100.0%
                                            ==========      =====       ===============        =====

     Since the largest number of cardholders (based on billing addresses) whose accounts were included in the Trust as of July 31, 1998 were in California, Texas, New York, Florida and Ohio, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.